                                                            EXHIBIT 10.5

                     CHANGE OF CONTROL EMPLOYMENT AGREEMENT


THIS AGREEMENT, made as of the 15th day of April, 2002, by Belden Inc., a Delaware corporation (the "Company"), and D. Larrie Rose ("Executive").


                                 R E C I T A L S

         The Executive is an officer of the Company and is employed by Belden Technologies, Inc. ("Belden Technologies"), a wholly-owned subsidiary of the Company, in a key executive capacity. The Executive's services are valuable to the Company. The Executive possesses intimate knowledge of the business and affairs of the Company and has acquired certain confidential information with respect to the Company.

         The Company desires to insure that it will continue to have the benefit of the Executive's services and to protect its confidential information and goodwill. The Company recognizes that circumstances may arise in which a change in control of the Company occurs, through acquisition or otherwise, causing uncertainty about the Executive's future employment with the Company without regard to the Executive's competence or past contributions. Such uncertainty may result in the loss of valuable services of the Executive to the detriment of the Company and its stockholders.

         The Company and the Executive desire that any proposal for a change in control or acquisition of the Company will be considered by the Executive objectively and with reference only to the best interests of the Company and its stockholders. The Executive will be in a better position to consider the Company's best interests if the Executive is afforded reasonable security, as provided in this Agreement, against altered conditions of employment which could result from any such change in control or acquisition.

         NOW, the Company and the Executive (collectively the "Parties" or individually a "Party"), agree as follows:

         1.       CERTAIN DEFINITIONS.

                  1.1 ACT. The term "Act" means the Securities Exchange Act of 1934, as amended.

                  1.2 AFFILIATE AND ASSOCIATE. The terms "Affiliate" and "Associate" shall have the meanings given them in Rule 12b-2 of the Act.

                  1.3 BENEFICIAL OWNER. A Person shall be deemed to be the "Beneficial Owner" of any securities:

                           (i) that such Person or any other Person's Affiliates
or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own,

                                    (A) securities tendered pursuant to a tender
or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, or

                                    (B) securities issuable upon exercise of
Rights issued pursuant to the terms of the Rights Agreement between the Company and First Chicago Trust Company of New York (the "Rights Agreement"), dated at July 6, 1995, as amended from time to time (or any successor to such Rights Agreement), at any time before the issuance of such securities;

                           (ii) that such Person or any of such Person's
Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding:

                                    (A) arises solely from a revocable proxy or
consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and

                                    (B) is not also then reportable on a
Schedule 13D under the Act (or any comparable or successor report); or

                           (iii) that are beneficially owned, directly or
indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Subsection 1.3 (ii) above) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (iii) shall cause a Person engaged in the business as an underwriter of securities to be deemed the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days (40) after the date of such acquisition.

                  1.4 CAUSE. "Cause" for termination by the Company of the Executive's employment with the Company, Belden Technologies or any of their Affiliates after a Change of Control of the Company shall, for purposes of this Agreement, be limited to:

                           (i) the engaging by the Executive in intentional
conduct taken in bad faith which has caused demonstrable and serious financial injury to the Company, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative;

                           (ii) conviction of a felony (as evidenced by a
binding and final judgment, order or decree of a court of competent jurisdiction, in effect after exhaustion of all rights of appeal) which substantially impairs the Executive's ability to perform his duties or responsibilities; and

                           (iii) continuing willful and unreasonable refusal by
the Executive to perform the Executive's duties or responsibilities (unless significantly changed without the Executive's consent).

                  1.5 CHANGE IN CONTROL OF THE COMPANY. A "Change in Control of the Company" shall be deemed to have occurred if:

                           (i) any Person (other than any employee benefit plan
of the Company or any subsidiary of the Company, any entity holding securities of the Company for or pursuant to the terms of any such plan or any trustee, administrator or fiduciary of such a plan) is or becomes the Beneficial Owner of securities of the Company representing at least 30% of the combined voting power of the Company's then outstanding securities (other than acquisitions directly from the Company);

                           (ii) a Section 11(a)(ii) Event shall have occurred
under the Rights Agreement (or a similar event shall have occurred under any successor to such Rights Agreement) at any time any Rights are issued and outstanding thereunder;

                           (iii) one-third or more of the members of the Board
are not Continuing Directors; or

                           (iv) there shall be consummated any merger of the
Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger.

                  1.6 CODE. The term "Code" means the Internal Revenue Code of 1986, as amended.

                  1.7 CONTINUING DIRECTOR. The term "Continuing Director" means
(i) any member of the Board of Directors of the Company (the "Board") who was a member of such Board on

August 15, 1996, (ii) any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board, and (iii) any appointee who is recommended by a majority of the Continuing Directors then on the Board.

                  1.8 COVERED TERMINATION. The term "Covered Termination" means any termination of the Executive's employment where the Termination Date is any date prior to the end of the Employment Period.

                  1.9 EMPLOYMENT PERIOD. The term "Employment Period" means a period beginning on the date of a Change in Control of the Company (as defined in Section 1.5 above), and ending at 11:59 p.m. St. Louis Time on the earlier of the third anniversary of such date or the Executive's Normal Retirement Date.

                  1.10 GOOD REASON. The Executive shall have a "Good Reason" for termination of employment after a Change in Control of the Company in the event of:

                           (i) any breach of this Agreement by the Company,
including specifically any breach by the Company of its agreements contained in Sections 4 (Duties), 5 (Compensation) or 6 (Annual Compensation Adjustments) hereof;

                           (ii) the removal of the Executive from, or any
failure to reelect or reappoint the Executive to, any of the positions held with the Company, Belden Technologies or any of their affiliates on the date of the Change in Control of the Company or any other positions with the Company, Belden Technologies or any of their affiliates, to which the Executive shall thereafter be elected, appointed or assigned, except when such removal or failure to reelect or reappoint relates to the termination by the Company of the Executive's employment for Cause or by reason of disability pursuant to Section 12;

                           (iii) a good faith determination by the Executive
that there has been a significant adverse change, without the Executive's written consent, in the Executive's working conditions or status with the Company, Belden Technologies or any of their affiliates from such working conditions or status in effect immediately prior to the Change in Control of the Company, including but not limited to;

                                    (A) a significant change in the nature or
scope of the Executive's authority, powers, functions, duties or responsibilities, or

                                    (B) a significant reduction in the level of
support services, staff, secretarial and other assistance, office space and accoutrements; or

                           (iv) failure by the Company to obtain the Agreement
referred to in Section 17.1 (Successors) below; or

                           (v) any voluntary termination of employment by the
Executive where the Notice of Termination is delivered within 30 days of the first anniversary of the Effective Date.

                  1.11 NORMAL RETIREMENT DATE. The term "Normal Retirement Date" means the date Executive attains the age of 70.

                  1.12 PERSON. The term "Person" shall mean any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

                  1.13 TERMINATION DATE. For purposes of this Agreement, except as otherwise provided in Section 10.2 (Death) and Section 17.1 (Successors), the term "Termination Date" means:

                           (i) if the Executive's employment is terminated by
the Executive's death, the date of death;

                           (ii) if the Executive's employment is terminated by
reason of voluntary early retirement, as agreed in writing by the Company and the Executive, the date of such early retirement which is set forth in such written agreement;

                           (iii) if the Executive's employment is terminated for
purposes of this Agreement by reason of disability pursuant to Section 12, the earlier of thirty days after the Notice of Termination is given or one day prior to the end of the Employment Period;

                           (iv) if the Executive's employment is terminated by
the Executive voluntarily (other than for Good Reason), the date the Notice of Termination is given; and

                           (v) if the Executive's employment is terminated by
the Company (whether or not for Cause), or by the Executive for Good Reason, the earlier of thirty days after the Notice of Termination is given or one day prior to the end of the Employment Period. Notwithstanding the foregoing;

                                    (A) If termination is for Cause pursuant to
Section 1.4(iii) of this Agreement and if the Executive has cured the conduct constituting such Cause as described by the Company in its Notice of Termination within such thirty day or shorter period, then the Executive's employment under this Agreement shall continue as if the Company had not delivered its Notice of Termination.

                                    (B) If the Company shall give a Notice of
Termination for Cause or by reason of disability and the Executive in good faith notifies the Company that a dispute exists concerning the termination within the applicable period following receipt of notice, then the Executive may elect to continue his employment (or, if the Executive ceased performing his duties under this Agreement at the request of the Company at the time of delivery of Notice of Termination, resume and continue employment) during such dispute and the Termination Date shall be determined under this paragraph. If the Executive so elects and it is thereafter determined that Cause or disability (as the case may be ) did exist, the Termination Date shall be the earliest of (1) the date on which the dispute is finally determined, either (x) by mutual written agreement of the parties or (y) in accordance with Section 22 (Governing Law; Resolution of Disputes), (2) the date of the Executive's death, or (3) one day prior to the end of the Employment Period. If the Executive so elects and it is subsequently determined that Cause or disability (as the case may be ) did not exist, then the employment of the Executive under this Agreement shall continue after such determination as if the Company had not delivered its Notice of Termination and there shall be no Termination Date arising out of such Notice. In either case, this Agreement continues, until the Termination Date, if any, as if the Company had not delivered the Notice of Termination except that, if it is finally determined that the Company properly terminated the Executive for the reason asserted in the Notice of Termination, the Executive shall in no case be entitled to a Termination Payment (as defined below) arising out of events occurring after the Company delivered its Notice of Termination.

                                    (C) If the Executive shall in good faith
give a Notice of Termination for Good Reason and the Company notifies the Executive that a dispute exists concerning the termination within the applicable period following receipt of notice, then the Executive may elect to continue his employment during such dispute and the Termination Date shall be determined under this paragraph. If the Executive so elects and it is subsequently determined that Good Reason did exist, the Termination Date shall be the earliest of (1) the date on which the dispute is finally determined, either (x) by mutual written agreement of the parties or (y) in accordance with Section 22 (Governing Law; Resolution of Disputes), (2) the date of the Executive's death or (3) one day prior to the end of the Employment Period. If the Executive so elects and it is subsequently determined that Good Reason did not exist, then the employment of the Executive under this Agreement shall continue after such determination as if the Executive had not delivered the Notice of Termination asserting Good Reason and there shall be no Termination Date arising out of such Notice. In either case, this Agreement continues, until the Termination Date, if any, as if the Company had not delivered the Notice of Termination except that, if it is finally determined that Good Reason did exist, the Executive shall in no case be denied the benefits described in Sections 8 and 9 (including a Termination Payment) based on events occurring after the Executive delivered his Notice of Termination.

                                    (D) If an opinion is required to be
delivered pursuant to Section 9.3 hereof and such opinion shall not have been delivered, the Termination Date shall be the earlier of the date on which such opinion is delivered or one day prior to the end of the Employment Period.

                                    (E) Except as provided in Paragraphs (B) and
(C) above, if the party receiving the Notice of Termination notifies the other Party that a dispute exists concerning the termination within the appropriate period following receipt of notice and it is finally determined that the reason asserted in such Notice of Termination did not exist, then (1) if such Notice was delivered by the Executive, the Executive will be deemed to have voluntarily terminated his employment and the Termination Date shall be the earlier of the date thirty days after the Notice of Termination is given or one day prior to the end of the Employment Period and (2) if delivered by the Company, the Company will be deemed to have terminated the Executive other than by reason of death, disability or Cause.

         2. TERMINATION PRIOR TO CHANGE IN CONTROL. The Company and the Executive shall each retain the right to terminate the employment of the Executive at any time prior to a Change in Control of the Company. If the Executive's employment is terminated prior to a Change in Control of the Company, this Agreement shall be terminated and all rights and obligations of the parties under it shall cease.

         3. EMPLOYMENT PERIOD. If a Change in Control of the Company occurs when the Executive is employed by Belden Technologies, Belden Technologies will continue subsequently to employ the Executive during the Employment Period, and the Executive will remain in the employ of Belden Technologies, in accordance with and subject to the provisions of this Agreement.

         4. DUTIES. During the Employment Period, the Executive shall, in the same capacities and positions held by the Executive at the time of the Change in Control of the Company or in such other capacities and positions as may be agreed to by the Company and the Executive in writing, devote the Executive's best efforts and all of the Executive's business time, attention and skill to the business and affairs of the Company, as such business and affairs now exist and as they may subsequently be conducted. The services that are to be performed by the Executive under this Agreement are to be rendered in the same metropolitan area in which the Executive was employed at the time of such Change in Control of the Company, or in such other place or places as shall be agreed upon in writing by the Executive and the Company from time to time. Without the Executive's consent, the Executive shall not be required to be absent from such metropolitan area more than 45 days in any fiscal year of the Company.

         5. COMPENSATION. During the Employment Period, the Executive shall be compensated as follows:

                  5.1 The Executive shall receive, at reasonable intervals (but not less often than monthly) and in accordance with such standard policies as may be in effect immediately prior to the Change in Control of the Company, an annual base salary in cash equivalent of not less than the Executive's annual base salary as in effect immediately prior to the Change in Control of the Company (which base salary shall, unless otherwise agreed in writing by the Executive, include the current receipt by the Executive of any amounts that, prior to the Change in Control of the Company, the Executive had elected to defer, whether such compensation is deferred under Section 401(k) of the Code or otherwise), subject to adjustment as provided below.

                  5.2 The Executive shall receive fringe benefits at least equal in value to those provided for the Executive immediately prior to the Change in Control of the Company, and shall be reimbursed, at such intervals and in accordance with such standard policies as may be in effect immediately prior to the Change in Control of the Company, for any monies advanced in connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive on behalf of the Company, Belden Technologies or their affiliates, including travel expenses.

                  5.3 The Executive shall be included, to the extent eligible thereunder (which eligibility shall not be conditioned on the Executive's salary grade or on any other requirement that excludes persons of comparable status to the Executive unless such exclusion was in effect for such plan or an equivalent plan immediately prior to the Change in Control of the Company), in any plan providing benefits for the Company's salaried employees in general of the Company, Belden Technologies or their Affiliates, including but not limited to the Management Incentive Plan, the Long-Term Incentive Plan, group life insurance, hospitalization, medical, dental, savings, profit sharing and stock bonus plans. However, in no event shall the aggregate level of benefits under such plans in which the Executive is included be less than the aggregate level of benefits under plans of the Company, Belden Technologies or their Affiliates of the type referred to in this Section 5.3 in which the Executive was participating immediately prior to the Change in Control of the Company.

                  5.4 The Executive shall annually be entitled to not less than the amount of paid vacation and not fewer than the number of paid holidays to which the Executive was entitled annually immediately prior to the Change in Control of the Company or such greater amount of paid vacation and number of paid holidays as may be made available annually to other executives of the Company, Belden Technologies or their Affiliates of comparable status and position to the Executive.

                  5.5 The Executive shall be included in all plans providing additional benefits to executives of the Company, Belden Technologies or their Affiliates of comparable status and position to the Executive, including deferred compensation, split-dollar life insurance, supplemental retirement, stock option, stock appreciation, stock bonus and similar or comparable plans. However, in no event shall the aggregate level of benefits under such plans be less than the aggregate level of benefits under plans of the Company, Belden Technologies or their Affiliates of the type referred to in this Section 5.5 in which the Executive was participating immediately prior to the Change in Control of the Company. Moreover, the obligation of the Company, Belden Technologies or their Affiliates to include the Executive in bonus or incentive compensation plans shall be determined by Section 5.6.

                  5.6 To assure that the Executive will have an opportunity to earn incentive compensation after a Change in Control of the Company, the Executive shall be included in a bonus plan of the Company, Belden Technologies or their Affiliates that shall satisfy the standards described below (such plan, the "Bonus Plan"). Bonuses under the Bonus Plan shall be payable with respect to achieving such financial or other goals reasonably related to the business of the Company as the Company shall establish (the "Goals"), all of which Goals shall be attainable, prior to the end of the Employment Period, with approximately the same degree of probability as the goals under the bonus plan of the Company, Belden Technologies or their Affiliates as in effect immediately prior to the Change in Control of the Company (the "Company Bonus Plan") and in view of the Company's existing and projected financial and business circumstances applicable at the time. The amount of the bonus (the "Bonus Amount") that the Executive will be eligible to earn under the Bonus Plan shall be no less than the amount of the Executive's maximum award provided in such Company Bonus Plan (such bonus amount is referred to as the "Targeted Bonus"). If the Goals are not achieved such that the entire Targeted Bonus is not payable, the Bonus Plan shall provide for a payment of a Bonus Amount equal to a portion of the Targeted Bonus reasonably related to that portion of the Goals that were achieved. Payment of the Bonus Amount shall not be affected by any circumstance occurring subsequent to the end of the Employment Period, including termination of the Executive's employment.

         6. ANNUAL COMPENSATION ADJUSTMENTS. During the Employment Period, the Board of Directors of the Company (or an appropriate committee or officer thereof) will consider and review, at least annually, the contributions of the Executive to the Company, Belden Technologies or their Affiliates and in accordance with the practice of the Company, Belden Technologies or their Affiliates prior to the Change in Control of the Company, due consideration shall be given to the upward adjustment of the Executive's base compensation rate, at least annually, (i) commensurate with increases generally given to other executives of the Company, Belden Technologies or their Affiliates of comparable status and position to the Executive, and (ii) as the scope of the operations of the Company, Belden Technologies or their Affiliates or the Executive's duties expand.

         7. TERMINATION FOR CAUSE OR WITHOUT GOOD REASON. If there is a Covered Termination for Cause or if the Executive voluntarily terminates his employment other than for Good Reason (any such terminations to be subject to the procedures set forth in Section 13), then the Executive shall be entitled to receive only Accrued Benefits pursuant to Section 9.1.

         8. TERMINATION GIVING RISE TO A TERMINATION PAYMENT.

                  8.1 If there is a Covered Termination by the Executive for Good Reason, or by the Company other than by reason of (i) death, (ii) disability pursuant to Section 12, or (iii) Cause (any such terminations to be subject to the procedures set forth in Section 13), then the Executive shall be entitled to receive, and the Company shall promptly pay, Accrued Benefits pursuant to Section 9.1 and, in lieu of further base salary for periods following the Termination Date, as liquidated damages and additional severance pay the Termination Payment pursuant to Section 9.2.

                  8.2 If there is Covered Termination and the Executive is entitled to Accrued Benefits and the Termination Payment, then the Executive shall be entitled to the following additional benefits:

                           (i) The Executive shall receive, at the expense of
the Company, outplacement services, on an individualized basis at a level of service commensurate with the Executive's status with the Company, Belden Technologies or their Affiliates immediately prior to the Change in Control of the Company (or, if higher, immediately prior to the termination of the Executive's employment), provided by a nationally recognized executive placement firm selected by the Company.

                           (ii) For two years after the date of Termination, the
Executive shall continue to be covered, at the expense of the Company, by the same or equivalent life insurance, hospitalization, medical and dental coverage as was required under this Agreement with respect to the Executive immediately prior to the date the Notice of Termination is given.

         9. PAYMENTS UPON TERMINATION.

                  9.1 ACCRUED BENEFITS. The Executive's "Accrued Benefits" shall include the following amounts, payable as described in this Agreement:

                           (i) all base salary for the time period ending with
the Termination Date;

                           (ii) reimbursement for any monies advanced in
connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive on behalf of the Company, Belden Technologies or their Affiliates for the time period ending with the Termination Date;

                           (iii) any other cash earned through the Termination
Date and deferred at the election of the Executive or pursuant to any deferred compensation plan then in effect;

                           (iv) a lump sum payment of the bonus or incentive
compensation otherwise payable to the Executive with respect to the year in which termination occurs under all bonus or incentive compensation plans in which the Executive is a participant; and

                           (v) all other payments and benefits to which the
Executive (or in the event of the Executive's death, the Executive's surviving spouse or other beneficiary) may be entitled as compensatory fringe benefits or under the terms of any benefit plan of the Company, Belden Technologies or their Affiliates, and severance payments under the Company's severance policies and practices as in effect immediately prior to the Change in Control of the Company. Payment of Accrued Benefits shall be made promptly in accordance with the Company's prevailing practice with respect to Subsections (i) and (ii) or, with respect to Subsections (iii), (iv) and (v), pursuant to the terms of the benefit plan or practice establishing such benefits.

                  9.2 TERMINATION PAYMENT. The Termination Payment shall be an amount equal to (A) the Executive's annual base salary, as in effect immediately prior to the Change in Control of the Company, as adjusted upward, from time to time, pursuant to Section 6, plus (B) the amount of the highest annual bonus award (determined on an annualized basis for any bonus award paid for a period of less than one year) paid to the Executive with respect to the two complete fiscal years preceding the Termination Date (the aggregate amount set forth in (A) and (B) hereof shall be referred to as "Annual Cash Compensation"), times
(C) a factor of 2. The Termination Payment shall be paid in cash and shall not be reduced by any present value or similar factor, and the Executive shall not be required to mitigate the amount of the Termination Payment by securing other employment or otherwise, nor will such Termination Payment be reduced by reason of the Executive's securing other employment or for any other reason. The Termination Payment shall be in addition to any other severance payments to which the Executive is entitled under the Company's severance policies and practices as in effect immediately prior to the Change in Control of the Company.

                  9.3 TAXES.

                           (i) Gross-Up. Whether or not the Executive becomes
entitled to the Termination Payment, if any payment or benefit received or to be received by the Executive in connection with a Change in Control or the termination of the Executive's employment, including those provided under
Section 9.1, (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Termination Payment, being hereinafter called "Total Payments") will be subject (in whole or part) to the Excise Tax, then the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments. (Excise Tax shall mean any excise tax imposed under Section 4999 of the Code.) For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 9.3), net of the maximum reduction in federal income tax which could be obtained from deduction of such state and local taxes.

                           (ii) Tax Counsel. For purposes of determining whether
any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (a) all of the Total Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, unless in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor (the "Auditor"), such other payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (b) all "excess parachute payments" within the meaning of section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (c) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the Code. Prior to the payment date set forth in Section 9.3(iii) below, the Company shall provide the Executive with its calculation of the amounts referred to in this Section 9.2(ii) and such supporting materials as are reasonably necessary for the Executive to evaluate the Company's calculations. If the Executive disputes the Company's calculations (in whole or in part), the reasonable opinion of Tax Counsel with respect to the matter in dispute shall prevail.

                           (iii) Repayment. In the event that (a) amounts are
paid to the Executive pursuant to subsection (i) of this Section 9.2, and (b) the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive), to the extent that such repayment results in (i) no portion of the Total Payments being subject to the Excise Tax and (b) a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B)of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess and in respect of any portion of the Excise Tax with respect to which the Company had not previously made a Gross-Up Payment (plus any interest, penalties or additions payable by the Executive with respect to such excess and such portion) within five (5) business days following the time that the amount of such excess is finally determined.

                  9.4 DATE OF PAYMENTS. The payments provided in Sections 9.2 and 9.3 shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments, and the limitations on such payments set forth in Sections 9.2 or 9.3 above, cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Executive or, in the case of payments under Section 9.3, in accordance with Section 9.3 above, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest on the unpaid remainder [or on all such payments to the extent the Company fails to make such payments when due] at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

         10. DEATH.

                  10.1 Except as provided in Section 10.2, in the event of a Covered Termination due to the Executive's death, the Executive's estate, heirs and beneficiaries shall receive all the Executive's Accrued Benefits through the Termination Date.

                  10.2 In the event the Executive dies after a Notice of Termination is given (i) by the Company or (ii) by the Executive for Good Reason, the Executive's estate, heirs and beneficiaries shall be entitled to the benefits described in Section 10.1 hereof and, subject to the provisions of this Agreement, to such Termination Payment as the Executive would have been entitled to had the Executive lived. For purposes of this Subsection 10.2, the Termination Date shall be the earlier of thirty days following the giving of the Notice of Termination, subject to extension pursuant to Section 1.14, or one day prior to the end of the Employment Period.

         11. RETIREMENT. If, during the Employment Period, the Executive and the Company shall execute an agreement providing for the early retirement of the Executive from the Company, or the Executive shall otherwise give notice that he is voluntarily choosing to retire early from the Company, the Executive shall receive Accrued Benefits through the Termination Date. However, if the Executive's employment is terminated by the Executive for Good Reason or by the Company other than by reason of death, disability or Cause and the Executive also, in connection with such termination, elects voluntary early retirement, the Executive shall also be entitled to receive a Termination Payment.

         12. TERMINATION FOR DISABILITY. If, during the Employment Period, as a result of the Executive's disability due to physical or mental illness or injury (regardless of whether such illness or injury is job-related), the Executive shall have been absent from the Executive's duties under this Agreement on a full-time basis for a period of six consecutive months and, within thirty days after the Company notifies the Executive in writing that it intends to terminate the Executive's employment (which notice shall not constitute the Notice of Termination contemplated below), the Executive shall not have returned to the performance of the Executive's duties under this Agreement on a full-time basis, the Company may terminate the Executive's employment for purposes of this Agreement pursuant to a Notice of Termination given in accordance with Section
13. If the Executive's employment is terminated on account of the Executive's disability in accordance with this Section, the Executive shall receive Accrued Benefits in accordance with Section 9.1 hereof and shall remain eligible for all benefits provided by any long term disability programs of the Company, Belden Technologies or its Affiliates in effect at the time of such termination.

         13. TERMINATION NOTICE AND PROCEDURE. Any Covered Termination by the Company or the Executive shall be communicated by written Notice of Termination to the Executive, if such Notice is given by the Company, and to the Company, if such Notice is given by the Executive, all in accordance with the following procedures and those set forth in Section 23:

                  13.1 If such termination is for disability, Cause or Good Reason, the Notice of Termination shall indicate in reasonable detail the facts and circumstances alleged to provide a basis for such termination.

                  13.2 Any Notice of Termination by the Company shall have been approved, prior to the giving thereof to the Executive, by a resolution duly adopted by a majority of the directors of the Company (or any successor corporation) then in office.

                  13.3 If the Notice is given by the Executive for Good Reason, the Executive may cease performing his duties under this Agreement on or after the date fifteen days after the delivery of Notice of Termination and shall in any event cease employment on the Termination Date. If the Notice is given by the Company, then the Executive may cease performing his duties under this Agreement on the date of receipt of the Notice of Termination, subject to the Executive's rights under this Agreement.

                  13.4 The Executive shall have thirty days, or such longer period as the Company may determine to be appropriate, to cure any conduct or act, if curable, alleged to provide grounds for termination of the Executive's employment for Cause under this Agreement pursuant to Subsection 1.4(iii).

                  13.5 The recipient of any Notice of Termination shall personally deliver or mail in accordance with Section 23 written notice of any dispute relating to such Notice of Termination to the party giving such Notice within fifteen days after receipt thereof. However, if the Executive's conduct or act alleged to provide grounds for termination by the Company for Cause is curable, then such period shall be thirty days. After the expiration of such period, the contents of the Notice of Termination shall become final and not subject to dispute.

         14. FURTHER OBLIGATIONS OF THE EXECUTIVE. The Executive agrees that, in the event of any Covered Termination where the Executive is entitled to and receives Accrued Benefits and the Termination Payment, the Executive shall not, for a period of one year after the Termination Date, without the prior written approval of the Company's Board of Directors, participate in the management of, be employed by or own any business enterprise at a location within the United States that engages in substantial competition with the Company or its subsidiaries, where such enterprise's revenues from any competitive activities amount to 40% or more of such enterprise's net revenues and sales for its most recently completed fiscal year. However, nothing in this Section 14 shall prohibit the Executive from owning stock or other securities of a competitor amounting to less than five percent of the outstanding capital stock of such competitor. The Executive also shall perform his obligations under the "Secrecy Agreement" and the "Invention Assignment and Confidentiality Agreement" entered into by the Company and the Executive.

         15. EXPENSES AND INTEREST. If, after a Change in Control of the Company, (i) a dispute arises with respect to the enforcement of the Executive's rights under this Agreement or (ii) any legal or arbitration proceeding shall be brought to enforce or interpret any provision contained in this Agreement or to recover damages for breach, in either case so long as the Executive is not acting in bad faith, the Executive shall recover from the Company any reasonable attorneys' fees and necessary costs and disbursements incurred as a result of such dispute, legal or arbitration proceeding ("Expenses"), and prejudgment interest on any money judgment or arbitration award obtained by the Executive calculated at the rate of interest announced by Bank of America, St. Louis, Missouri from time to time as its prime or base lending rate from the date that payments to him should have been made under this Agreement. Within ten days after the Executive's written request, the Company shall pay to the Executive, or such other person or entity as the Executive may designate in writing to the Company, the Executive's reasonable Expenses in advance of the final disposition or conclusion of any such dispute, legal or arbitration proceeding.

         16. PAYMENT OBLIGATIONS ABSOLUTE. The Company's obligation during and after the Employment Period to pay the Executive the amounts and to make the benefit and other arrangements provided in this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which the Company may have against him or anyone else. Except as provided in Section 15 of this Agreement, all amounts payable by the Company hereunder shall be paid without notice or demand. Each payment made under this Agreement by the Company shall be final, and the Company will not seek to recover any part of such payment from the Executive, or from whoever may be entitled to such payment, for any reason.

         17. SUCCESSORS.

                  17.1 If the Company sells, assigns or transfers all or substantially all of its business and assets to any Person or if the Company merges into or consolidates or otherwise combines (where the Company does not survive such combination) with any Person (any such event, a "Sale of Business"), then the Company shall assign all of its right, title and interest in this Agreement as of the date of such event to such Person, and the Company shall cause such Person, by written agreement in form and substance reasonably satisfactory to the Executive, to expressly assume and agree to perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Agreement upon the Company. Failure of the Company to obtain such agreement prior to the effective date of such Sale of Business shall be a breach of this Agreement constituting "Good Reason" for termination hereunder, except that for purposes of implementing the foregoing the date upon which such Sale of Business becomes effective shall be deemed the Termination Date. In case of such assignment by the Company and of assumption and agreement by such Person, as used in this Agreement, "Company" shall subsequently mean such Person which executes and delivers the agreement provided for in this Section 17 or that otherwise becomes bound by all the terms and provisions of this Agreement by operation of law, and this Agreement shall inure to the benefit of, and be enforceable by, such Person. The Executive shall, in his discretion, be entitled to proceed against any of such Persons, any Person which theretofore was such a successor to the Company and the Company (as so defined) in any action to enforce any rights of the Executive under this Agreement. Except as provided in this Subsection, this Agreement shall not be assignable by the Company. This Agreement shall not be terminated by the voluntary or involuntary dissolution of the Company.

                  17.2 This Agreement and all rights of the Executive shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, heirs and beneficiaries. All amounts payable to the Executive under Sections 7, 8, 9, 10, 11, 12 and 15 if the Executive had lived shall be paid, in the event of the Executive's death, to the Executive's estate, heirs and representatives. However, the foregoing shall not be construed to modify any terms of any benefit plan of the Company, as such terms are in effect on the date of the Change in Control of the Company, that expressly govern benefits under such plan in the event of the Executive's death.

         18. SEVERABILITY. The provisions of this Agreement shall be regarded as divisible, and if any provision or any part is declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remainder of such provisions or parts and the applicability thereof shall not be so affected.

         19. AMENDMENT. This Agreement may not be amended or modified at any time except by written instrument executed by the Company and the Executive.

         20. WITHHOLDING. The Company shall be entitled to withhold from amounts to be paid to the Executive under this Agreement any federal, state or local withholding or other taxes or charges which it is from time to time required to withhold. However, the amount so withheld shall not exceed the minimum amount required to be withheld by law. The Company shall be entitled to rely on an opinion of nationally recognized tax counsel if any question as to the amount or requirement of any such withholding shall arise.

         21. CERTAIN RULES OF CONSTRUCTION. No Party shall be considered as being responsible for the drafting of this Agreement for the purpose of applying any rule construing ambiguities against the drafter or otherwise. No draft of this Agreement shall be taken into account in construing this Agreement. Any provision of this Agreement which requires an agreement in writing shall be deemed to require that the writing in question be signed by the Executive and an authorized representative of the Company. This Agreement supersedes the Change of Control Employment Agreement previously entered into by the Parties.

         22. GOVERNING LAW; RESOLUTION OF DISPUTES. This Agreement and the rights and obligations under it shall be governed by and construed in accordance with the laws of the State of Delaware. Any dispute arising out of this Agreement shall, at the Executive's election, be determined by arbitration under the rules of the American Arbitration Association then in effect (in which case both parties shall be bound by the arbitration award) or by litigation. Whether the dispute is to be settled by arbitration or litigation, the venue for the arbitration or litigation shall be St. Louis, Missouri or, at the Executive's election, if the Executive is no longer residing or working in the St. Louis, Missouri metropolitan area, in the judicial district encompassing the city in which the Executive resides. However, if the Executive is not then residing in the United States, the election of the Executive with respect to such venue shall be either St. Louis, Missouri or in the judicial district encompassing that city of the United States among the thirty cities having the largest population (as determined by the most recent United States Census data available at the Termination Date) that is closest to the Executive's residence. The Parties consent to personal jurisdiction in each trial court in the selected venue having subject matter jurisdiction regardless of their residence or situs, and each party irrevocably consents to service of process in the manner provided in Section 23.

         23. NOTICE. Notices given pursuant to this Agreement shall be in writing and, except as otherwise provided by Section 13.4, shall be deemed given when actually received by the Executive or actually received by the Company's Secretary or any officer of the Company other than the Executive. If mailed, such notices shall be mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid, if to the Company, to Belden Inc., Attention: Secretary (or President, if the Executive is the Secretary), 7701 Forsyth Blvd., Suite 800, St. Louis, Missouri 63105, or if to the Executive, at the address set forth below the Executive's signature to this Agreement, or to such other address as the Party to be notified shall have given to the other Party in writing.

         24. NO WAIVER. No waiver by either Party at any time of any breach by the other Party of, or compliance with, any condition or provision of this Agreement to be performed by the other Party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

         25. HEADINGS. The headings are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

















                                   End of Page

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first written above.

                                      BELDEN INC.




                                      By: /s/ C. Baker Cunningham
                                          -------------------------------

                                      Attest:
                                             ----------------------------



                                      EXECUTIVE



                                      /s/ D. Larrie Rose
                                      ------------------------------------
                                      D. Larrie Rose
                                      15 Parkway Lane
                                      Richmond, Indiana 47374

                                                                  EXHIBIT 10.5
                     CHANGE OF CONTROL EMPLOYMENT AGREEMENT


THIS AGREEMENT, made as of the 13th day of May, 2002, by Belden Inc., a Delaware corporation (the "Company"), and Robert W. Matz ("Executive").


                                 R E C I T A L S

         The Executive is an officer of the Company and is employed by Belden Technologies, Inc. ("Belden Technologies"), a wholly-owned subsidiary of the Company, in a key executive capacity. The Executive's services are valuable to the Company. The Executive possesses intimate knowledge of the business and affairs of the Company and has acquired certain confidential information with respect to the Company.

         The Company desires to insure that it will continue to have the benefit of the Executive's services and to protect its confidential information and goodwill. The Company recognizes that circumstances may arise in which a change in control of the Company occurs, through acquisition or otherwise, causing uncertainty about the Executive's future employment with the Company without regard to the Executive's competence or past contributions. Such uncertainty may result in the loss of valuable services of the Executive to the detriment of the Company and its stockholders.

         The Company and the Executive desire that any proposal for a change in control or acquisition of the Company will be considered by the Executive objectively and with reference only to the best interests of the Company and its stockholders. The Executive will be in a better position to consider the Company's best interests if the Executive is afforded reasonable security, as provided in this Agreement, against altered conditions of employment which could result from any such change in control or acquisition.

         NOW, the Company and the Executive (collectively the "Parties" or individually a "Party"), agree as follows:

         1. CERTAIN DEFINITIONS.

                  1.1 ACT. The term "Act" means the Securities Exchange Act of 1934, as amended.

                  1.2 AFFILIATE AND ASSOCIATE. The terms "Affiliate" and "Associate" shall have the meanings given them in Rule 12b-2 of the Act.

                  1.3 BENEFICIAL OWNER. A Person shall be deemed to be the "Beneficial Owner" of any securities:

                           (i) that such Person or any other Person's Affiliates
or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own,

                                    (A) securities tendered pursuant to a tender
or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, or

                                    (B) securities issuable upon exercise of
Rights issued pursuant to the terms of the Rights Agreement between the Company and First Chicago Trust Company of New York (the "Rights Agreement"), dated at July 6, 1995, as amended from time to time (or any successor to such Rights Agreement), at any time before the issuance of such securities;

                           (ii) that such Person or any of such Person's
Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding:

                                    (A) arises solely from a revocable proxy or
consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and

                                    (B) is not also then reportable on a
Schedule 13D under the Act (or any comparable or successor report); or

                           (iii) that are beneficially owned, directly or
indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Subsection 1.3 (ii) above) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (iii) shall cause a Person engaged in the business as an underwriter of securities to be deemed the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days (40) after the date of such acquisition.

                  1.4 CAUSE. "Cause" for termination by the Company of the Executive's employment with the Company, Belden Technologies or any of their Affiliates after a Change of Control of the Company shall, for purposes of this Agreement, be limited to:

                           (i) the engaging by the Executive in intentional
conduct taken in bad faith which has caused demonstrable and serious financial injury to the Company, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative;

                           (ii) conviction of a felony (as evidenced by a
binding and final judgment, order or decree of a court of competent jurisdiction, in effect after exhaustion of all rights of appeal) which substantially impairs the Executive's ability to perform his duties or responsibilities; and

                           (iii) continuing willful and unreasonable refusal by
the Executive to perform the Executive's duties or responsibilities (unless significantly changed without the Executive's consent).

                  1.5 CHANGE IN CONTROL OF THE COMPANY. A "Change in Control of the Company" shall be deemed to have occurred if:

                           (i) any Person (other than any employee benefit plan
of the Company or any subsidiary of the Company, any entity holding securities of the Company for or pursuant to the terms of any such plan or any trustee, administrator or fiduciary of such a plan) is or becomes the Beneficial Owner of securities of the Company representing at least 30% of the combined voting power of the Company's then outstanding securities (other than acquisitions directly from the Company);

                           (ii) a Section 11(a)(ii) Event shall have occurred
under the Rights Agreement (or a similar event shall have occurred under any successor to such Rights Agreement) at any time any Rights are issued and outstanding thereunder;

                           (iii) one-third or more of the members of the Board
are not Continuing Directors; or

                           (iv) there shall be consummated any merger of the
Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger.

                  1.6 CODE. The term "Code" means the Internal Revenue Code of 1986, as amended.

                  1.7 CONTINUING DIRECTOR. The term "Continuing Director" means
(i) any member of the Board of Directors of the Company (the "Board") who was a member of such Board on

August 15, 1996, (ii) any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board, and (iii) any appointee who is recommended by a majority of the Continuing Directors then on the Board.

                  1.8 COVERED TERMINATION. The term "Covered Termination" means any termination of the Executive's employment where the Termination Date is any date prior to the end of the Employment Period.

                  1.9 EMPLOYMENT PERIOD. The term "Employment Period" means a period beginning on the date of a Change in Control of the Company (as defined in Section 1.5 above), and ending at 11:59 p.m. St. Louis Time on the earlier of the third anniversary of such date or the Executive's Normal Retirement Date.

                  1.10 GOOD REASON. The Executive shall have a "Good Reason" for termination of employment after a Change in Control of the Company in the event of:

                           (i) any breach of this Agreement by the Company,
including specifically any breach by the Company of its agreements contained in Sections 4 (Duties), 5 (Compensation) or 6 (Annual Compensation Adjustments) hereof;

                           (ii) the removal of the Executive from, or any
failure to reelect or reappoint the Executive to, any of the positions held with the Company, Belden Technologies or any of their affiliates on the date of the Change in Control of the Company or any other positions with the Company, Belden Technologies or any of their affiliates, to which the Executive shall thereafter be elected, appointed or assigned, except when such removal or failure to reelect or reappoint relates to the termination by the Company of the Executive's employment for Cause or by reason of disability pursuant to Section 12;

                           (iii) a good faith determination by the Executive
that there has been a significant adverse change, without the Executive's written consent, in the Executive's working conditions or status with the Company, Belden Technologies or any of their affiliates from such working conditions or status in effect immediately prior to the Change in Control of the Company, including but not limited to;

                                    (A) a significant change in the nature or
scope of the Executive's authority, powers, functions, duties or responsibilities, or

                                    (B) a significant reduction in the level of
support services, staff, secretarial and other assistance, office space and accoutrements; or

                           (iv) failure by the Company to obtain the Agreement
referred to in Section 17.1 (Successors) below; or

                           (v) any voluntary termination of employment by the
Executive where the Notice of Termination is delivered within 30 days of the first anniversary of the Effective Date.

                  1.11 NORMAL RETIREMENT DATE. The term "Normal Retirement Date" means the date Executive attains the age of 70.

                  1.12 PERSON. The term "Person" shall mean any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

                  1.13 TERMINATION DATE. For purposes of this Agreement, except as otherwise provided in Section 10.2 (Death) and Section 17.1 (Successors), the term "Termination Date" means:

                           (i) if the Executive's employment is terminated by
the Executive's death, the date of death;

                           (ii) if the Executive's employment is terminated by
reason of voluntary early retirement, as agreed in writing by the Company and the Executive, the date of such early retirement which is set forth in such written agreement;

                           (iii) if the Executive's employment is terminated for
purposes of this Agreement by reason of disability pursuant to Section 12, the earlier of thirty days after the Notice of Termination is given or one day prior to the end of the Employment Period;

                           (iv) if the Executive's employment is terminated by
the Executive voluntarily (other than for Good Reason), the date the Notice of Termination is given; and

                           (v) if the Executive's employment is terminated by
the Company (whether or not for Cause), or by the Executive for Good Reason, the earlier of thirty days after the Notice of Termination is given or one day prior to the end of the Employment Period. Notwithstanding the foregoing;

                                    (A) If termination is for Cause pursuant to
Section 1.4(iii) of this Agreement and if the Executive has cured the conduct constituting such Cause as described by the Company in its Notice of Termination within such thirty day or shorter period, then the Executive's employment under this Agreement shall continue as if the Company had not delivered its Notice of Termination.

                                    (B) If the Company shall give a Notice of
Termination for Cause or by reason of disability and the Executive in good faith notifies the Company that a dispute exists concerning the termination within the applicable period following receipt of notice, then the Executive may elect to continue his employment (or, if the Executive ceased performing his duties under this Agreement at the request of the Company at the time of delivery of Notice of Termination, resume and continue employment) during such dispute and the Termination Date shall be determined under this paragraph. If the Executive so elects and it is thereafter determined that Cause or disability (as the case may be ) did exist, the Termination Date shall be the earliest of (1) the date on which the dispute is finally determined, either (x) by mutual written agreement of the parties or (y) in accordance with Section 22 (Governing Law; Resolution of Disputes), (2) the date of the Executive's death, or (3) one day prior to the end of the Employment Period. If the Executive so elects and it is subsequently determined that Cause or disability (as the case may be ) did not exist, then the employment of the Executive under this Agreement shall continue after such determination as if the Company had not delivered its Notice of Termination and there shall be no Termination Date arising out of such Notice. In either case, this Agreement continues, until the Termination Date, if any, as if the Company had not delivered the Notice of Termination except that, if it is finally determined that the Company properly terminated the Executive for the reason asserted in the Notice of Termination, the Executive shall in no case be entitled to a Termination Payment (as defined below) arising out of events occurring after the Company delivered its Notice of Termination.

                                    (C) If the Executive shall in good faith
give a Notice of Termination for Good Reason and the Company notifies the Executive that a dispute exists concerning the termination within the applicable period following receipt of notice, then the Executive may elect to continue his employment during such dispute and the Termination Date shall be determined under this paragraph. If the Executive so elects and it is subsequently determined that Good Reason did exist, the Termination Date shall be the earliest of (1) the date on which the dispute is finally determined, either (x) by mutual written agreement of the parties or (y) in accordance with Section 22 (Governing Law; Resolution of Disputes), (2) the date of the Executive's death or (3) one day prior to the end of the Employment Period. If the Executive so elects and it is subsequently determined that Good Reason did not exist, then the employment of the Executive under this Agreement shall continue after such determination as if the Executive had not delivered the Notice of Termination asserting Good Reason and there shall be no Termination Date arising out of such Notice. In either case, this Agreement continues, until the Termination Date, if any, as if the Company had not delivered the Notice of Termination except that, if it is finally determined that Good Reason did exist, the Executive shall in no case be denied the benefits described in Sections 8 and 9 (including a Termination Payment) based on events occurring after the Executive delivered his Notice of Termination.

                                    (D) If an opinion is required to be
delivered pursuant to Section 9.3 hereof and such opinion shall not have been delivered, the Termination Date shall be the earlier of the date on which such opinion is delivered or one day prior to the end of the Employment Period.

                                    (E) Except as provided in Paragraphs (B) and
(C) above, if the party receiving the Notice of Termination notifies the other Party that a dispute exists concerning the termination within the appropriate period following receipt of notice and it is finally determined that the reason asserted in such Notice of Termination did not exist, then (1) if such Notice was delivered by the Executive, the Executive will be deemed to have voluntarily terminated his employment and the Termination Date shall be the earlier of the date thirty days after the Notice of Termination is given or one day prior to the end of the Employment Period and (2) if delivered by the Company, the Company will be deemed to have terminated the Executive other than by reason of death, disability or Cause.

         2. TERMINATION PRIOR TO CHANGE IN CONTROL. The Company and the Executive shall each retain the right to terminate the employment of the Executive at any time prior to a Change in Control of the Company. If the Executive's employment is terminated prior to a Change in Control of the Company, this Agreement shall be terminated and all rights and obligations of the parties under it shall cease.

         3. EMPLOYMENT PERIOD. If a Change in Control of the Company occurs when the Executive is employed by Belden Technologies, Belden Technologies will continue subsequently to employ the Executive during the Employment Period, and the Executive will remain in the employ of Belden Technologies, in accordance with and subject to the provisions of this Agreement.

         4. DUTIES. During the Employment Period, the Executive shall, in the same capacities and positions held by the Executive at the time of the Change in Control of the Company or in such other capacities and positions as may be agreed to by the Company and the Executive in writing, devote the Executive's best efforts and all of the Executive's business time, attention and skill to the business and affairs of the Company, as such business and affairs now exist and as they may subsequently be conducted. The services that are to be performed by the Executive under this Agreement are to be rendered in the same metropolitan area in which the Executive was employed at the time of such Change in Control of the Company, or in such other place or places as shall be agreed upon in writing by the Executive and the Company from time to time. Without the Executive's consent, the Executive shall not be required to be absent from such metropolitan area more than 45 days in any fiscal year of the Company.

         5. COMPENSATION. During the Employment Period, the Executive shall be compensated as follows:

                  5.1 The Executive shall receive, at reasonable intervals (but not less often than monthly) and in accordance with such standard policies as may be in effect immediately prior to the Change in Control of the Company, an annual base salary in cash equivalent of not less than the Executive's annual base salary as in effect immediately prior to the Change in Control of the Company (which base salary shall, unless otherwise agreed in writing by the Executive, include the current receipt by the Executive of any amounts that, prior to the Change in Control of the Company, the Executive had elected to defer, whether such compensation is deferred under Section 401(k) of the Code or otherwise), subject to adjustment as provided below.

                  5.2 The Executive shall receive fringe benefits at least equal in value to those provided for the Executive immediately prior to the Change in Control of the Company, and shall be reimbursed, at such intervals and in accordance with such standard policies as may be in effect immediately prior to the Change in Control of the Company, for any monies advanced in connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive on behalf of the Company, Belden Technologies or their affiliates, including travel expenses.

                  5.3 The Executive shall be included, to the extent eligible thereunder (which eligibility shall not be conditioned on the Executive's salary grade or on any other requirement that excludes persons of comparable status to the Executive unless such exclusion was in effect for such plan or an equivalent plan immediately prior to the Change in Control of the Company), in any plan providing benefits for the Company's salaried employees in general of the Company, Belden Technologies or their Affiliates, including but not limited to the Management Incentive Plan, the Long-Term Incentive Plan, group life insurance, hospitalization, medical, dental, savings, profit sharing and stock bonus plans. However, in no event shall the aggregate level of benefits under such plans in which the Executive is included be less than the aggregate level of benefits under plans of the Company, Belden Technologies or their Affiliates of the type referred to in this Section 5.3 in which the Executive was participating immediately prior to the Change in Control of the Company.

                  5.4 The Executive shall annually be entitled to not less than the amount of paid vacation and not fewer than the number of paid holidays to which the Executive was entitled annually immediately prior to the Change in Control of the Company or such greater amount of paid vacation and number of paid holidays as may be made available annually to other executives of the Company, Belden Technologies or their Affiliates of comparable status and position to the Executive.

                  5.5 The Executive shall be included in all plans providing additional benefits to executives of the Company, Belden Technologies or their Affiliates of comparable status and position to the Executive, including deferred compensation, split-dollar life insurance, supplemental retirement, stock option, stock appreciation, stock bonus and similar or comparable plans. However, in no event shall the aggregate level of benefits under such plans be less than the aggregate level of benefits under plans of the Company, Belden Technologies or their Affiliates of the type referred to in this Section 5.5 in which the Executive was participating immediately prior to the Change in Control of the Company. Moreover, the obligation of the Company, Belden Technologies or their Affiliates to include the Executive in bonus or incentive compensation plans shall be determined by Section 5.6.

                  5.6 To assure that the Executive will have an opportunity to earn incentive compensation after a Change in Control of the Company, the Executive shall be included in a bonus plan of the Company, Belden Technologies or their Affiliates that shall satisfy the standards described below (such plan, the "Bonus Plan"). Bonuses under the Bonus Plan shall be payable with respect to achieving such financial or other goals reasonably related to the business of the Company as the Company shall establish (the "Goals"), all of which Goals shall be attainable, prior to the end of the Employment Period, with approximately the same degree of probability as the goals under the bonus plan of the Company, Belden Technologies or their Affiliates as in effect immediately prior to the Change in Control of the Company (the "Company Bonus Plan") and in view of the Company's existing and projected financial and business circumstances applicable at the time. The amount of the bonus (the "Bonus Amount") that the Executive will be eligible to earn under the Bonus Plan shall be no less than the amount of the Executive's maximum award provided in such Company Bonus Plan (such bonus amount is referred to as the "Targeted Bonus"). If the Goals are not achieved such that the entire Targeted Bonus is not payable, the Bonus Plan shall provide for a payment of a Bonus Amount equal to a portion of the Targeted Bonus reasonably related to that portion of the Goals that were achieved. Payment of the Bonus Amount shall not be affected by any circumstance occurring subsequent to the end of the Employment Period, including termination of the Executive's employment.

         6. ANNUAL COMPENSATION ADJUSTMENTS. During the Employment Period, the Board of Directors of the Company (or an appropriate committee or officer thereof) will consider and review, at least annually, the contributions of the Executive to the Company, Belden Technologies or their Affiliates and in accordance with the practice of the Company, Belden Technologies or their Affiliates prior to the Change in Control of the Company, due consideration shall be given to the upward adjustment of the Executive's base compensation rate, at least annually, (i) commensurate with increases generally given to other executives of the Company, Belden Technologies or their Affiliates of comparable status and position to the Executive, and (ii) as the scope of the operations of the Company, Belden Technologies or their Affiliates or the Executive's duties expand.

         7. TERMINATION FOR CAUSE OR WITHOUT GOOD REASON. If there is a Covered Termination for Cause or if the Executive voluntarily terminates his employment other than for Good Reason (any such terminations to be subject to the procedures set forth in Section 13), then the Executive shall be entitled to receive only Accrued Benefits pursuant to Section 9.1.

         8. TERMINATION GIVING RISE TO A TERMINATION PAYMENT.

                  8.1 If there is a Covered Termination by the Executive for Good Reason, or by the Company other than by reason of (i) death, (ii) disability pursuant to Section 12, or (iii) Cause (any such terminations to be subject to the procedures set forth in Section 13), then the Executive shall be entitled to receive, and the Company shall promptly pay, Accrued Benefits pursuant to Section 9.1 and, in lieu of further base salary for periods following the Termination Date, as liquidated damages and additional severance pay the Termination Payment pursuant to Section 9.2.

                  8.2 If there is Covered Termination and the Executive is entitled to Accrued Benefits and the Termination Payment, then the Executive shall be entitled to the following additional benefits:

                           (i) The Executive shall receive, at the expense of
the Company, outplacement services, on an individualized basis at a level of service commensurate with the Executive's status with the Company, Belden Technologies or their Affiliates immediately prior to the Change in Control of the Company (or, if higher, immediately prior to the termination of the Executive's employment), provided by a nationally recognized executive placement firm selected by the Company.

                           (ii) For two years after the date of Termination, the
Executive shall continue to be covered, at the expense of the Company, by the same or equivalent life insurance, hospitalization, medical and dental coverage as was required under this Agreement with respect to the Executive immediately prior to the date the Notice of Termination is given.

         9.       PAYMENTS UPON TERMINATION.

                  9.1 ACCRUED BENEFITS. The Executive's "Accrued Benefits" shall include the following amounts, payable as described in this Agreement:


                           (i) all base salary for the time period ending with
the Termination Date;

                           (ii) reimbursement for any monies advanced in
connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive on behalf of the Company, Belden Technologies or their Affiliates for the time period ending with the Termination Date;

                           (iii) any other cash earned through the Termination
Date and deferred at the election of the Executive or pursuant to any deferred compensation plan then in effect;

                           (iv) a lump sum payment of the bonus or incentive
compensation otherwise payable to the Executive with respect to the year in which termination occurs under all bonus or incentive compensation plans in which the Executive is a participant; and

                           (v) all other payments and benefits to which the
Executive (or in the event of the Executive's death, the Executive's surviving spouse or other beneficiary) may be entitled as compensatory fringe benefits or under the terms of any benefit plan of the Company, Belden Technologies or their Affiliates, and severance payments under the Company's severance policies and practices as in effect immediately prior to the Change in Control of the Company. Payment of Accrued Benefits shall be made promptly in accordance with the Company's prevailing practice with respect to Subsections (i) and (ii) or, with respect to Subsections (iii), (iv) and (v), pursuant to the terms of the benefit plan or practice establishing such benefits.

                  9.2 TERMINATION PAYMENT. The Termination Payment shall be an amount equal to (A) the Executive's annual base salary, as in effect immediately prior to the Change in Control of the Company, as adjusted upward, from time to time, pursuant to Section 6, plus (B) the amount of the highest annual bonus award (determined on an annualized basis for any bonus award paid for a period of less than one year) paid to the Executive with respect to the two complete fiscal years preceding the Termination Date (the aggregate amount set forth in (A) and (B) hereof shall be referred to as "Annual Cash Compensation"), times
(C) a factor of 2. The Termination Payment shall be paid in cash and shall not be reduced by any present value or similar factor, and the Executive shall not be required to mitigate the amount of the Termination Payment by securing other employment or otherwise, nor will such Termination Payment be reduced by reason of the Executive's securing other employment or for any other reason. The Termination Payment shall be in addition to any other severance payments to which the Executive is entitled under the Company's severance policies and practices as in effect immediately prior to the Change in Control of the Company.

                  9.3 TAXES.

                           (i) Gross-Up. Whether or not the Executive becomes
entitled to the Termination Payment, if any payment or benefit received or to be received by the Executive in connection with a Change in Control or the termination of the Executive's employment, including those provided under
Section 9.1, (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Termination Payment, being hereinafter called "Total Payments") will be subject (in whole or part) to the Excise Tax, then the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments. (Excise Tax shall mean any excise tax imposed under Section 4999 of the Code.) For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 9.3), net of the maximum reduction in federal income tax which could be obtained from deduction of such state and local taxes.

                           (ii) Tax Counsel. For purposes of determining whether
any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (a) all of the Total Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, unless in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor (the "Auditor"), such other payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (b) all "excess parachute payments" within the meaning of section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (c) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the Code. Prior to the payment date set forth in Section 9.3(iii) below, the Company shall provide the Executive with its calculation of the amounts referred to in this Section 9.2(ii) and such supporting materials as are reasonably necessary for the Executive to evaluate the Company's calculations. If the Executive disputes the Company's calculations (in whole or in part), the reasonable opinion of Tax Counsel with respect to the matter in dispute shall prevail.

                           (iii) Repayment. In the event that (a) amounts are
paid to the Executive pursuant to subsection (i) of this Section 9.2, and (b) the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive), to the extent that such repayment results in (i) no portion of the Total Payments being subject to the Excise Tax and (b) a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B)of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess and in respect of any portion of the Excise Tax with respect to which the Company had not previously made a Gross-Up Payment (plus any interest, penalties or additions payable by the Executive with respect to such excess and such portion) within five (5) business days following the time that the amount of such excess is finally determined.

                  9.4 DATE OF PAYMENTS. The payments provided in Sections 9.2 and 9.3 shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments, and the limitations on such payments set forth in Sections 9.2 or 9.3 above, cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Executive or, in the case of payments under Section 9.3, in accordance with Section 9.3 above, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest on the unpaid remainder [or on all such payments to the extent the Company fails to make such payments when due] at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

         10.      DEATH.

                  10.1 Except as provided in Section 10.2, in the event of a Covered Termination due to the Executive's death, the Executive's estate, heirs and beneficiaries shall receive all the Executive's Accrued Benefits through the Termination Date.

                  10.2 In the event the Executive dies after a Notice of Termination is given (i) by the Company or (ii) by the Executive for Good Reason, the Executive's estate, heirs and beneficiaries shall be entitled to the benefits described in Section 10.1 hereof and, subject to the provisions of this Agreement, to such Termination Payment as the Executive would have been entitled to had the Executive lived. For purposes of this Subsection 10.2, the Termination Date shall be the earlier of thirty days following the giving of the Notice of Termination, subject to extension pursuant to Section 1.14, or one day prior to the end of the Employment Period.

         11. RETIREMENT. If, during the Employment Period, the Executive and the Company shall execute an agreement providing for the early retirement of the Executive from the Company, or the Executive shall otherwise give notice that he is voluntarily choosing to retire early from the Company, the Executive shall receive Accrued Benefits through the Termination Date. However, if the Executive's employment is terminated by the Executive for Good Reason or by the Company other than by reason of death, disability or Cause and the Executive also, in connection with such termination, elects voluntary early retirement, the Executive shall also be entitled to receive a Termination Payment.

         12. TERMINATION FOR DISABILITY. If, during the Employment Period, as a result of the Executive's disability due to physical or mental illness or injury (regardless of whether such illness or injury is job-related), the Executive shall have been absent from the Executive's duties under this Agreement on a full-time basis for a period of six consecutive months and, within thirty days after the Company notifies the Executive in writing that it intends to terminate the Executive's employment (which notice shall not constitute the Notice of Termination contemplated below), the Executive shall not have returned to the performance of the Executive's duties under this Agreement on a full-time basis, the Company may terminate the Executive's employment for purposes of this Agreement pursuant to a Notice of Termination given in accordance with Section
13. If the Executive's employment is terminated on account of the Executive's disability in accordance with this Section, the Executive shall receive Accrued Benefits in accordance with Section 9.1 hereof and shall remain eligible for all benefits provided by any long term disability programs of the Company, Belden Technologies or its Affiliates in effect at the time of such termination.

         13. TERMINATION NOTICE AND PROCEDURE. Any Covered Termination by the Company or the Executive shall be communicated by written Notice of Termination to the Executive, if such Notice is given by the Company, and to the Company, if such Notice is given by the Executive, all in accordance with the following procedures and those set forth in Section 23:

                  13.1 If such termination is for disability, Cause or Good Reason, the Notice of Termination shall indicate in reasonable detail the facts and circumstances alleged to provide a basis for such termination.

                  13.2 Any Notice of Termination by the Company shall have been approved, prior to the giving thereof to the Executive, by a resolution duly adopted by a majority of the directors of the Company (or any successor corporation) then in office.

                  13.3 If the Notice is given by the Executive for Good Reason, the Executive may cease performing his duties under this Agreement on or after the date fifteen days after the delivery of Notice of Termination and shall in any event cease employment on the Termination Date. If the Notice is given by the Company, then the Executive may cease performing his duties under this Agreement on the date of receipt of the Notice of Termination, subject to the Executive's rights under this Agreement.

                  13.4 The Executive shall have thirty days, or such longer period as the Company may determine to be appropriate, to cure any conduct or act, if curable, alleged to provide grounds for termination of the Executive's employment for Cause under this Agreement pursuant to Subsection 1.4(iii).

                  13.5 The recipient of any Notice of Termination shall personally deliver or mail in accordance with Section 23 written notice of any dispute relating to such Notice of Termination to the party giving such Notice within fifteen days after receipt thereof. However, if the Executive's conduct or act alleged to provide grounds for termination by the Company for Cause is curable, then such period shall be thirty days. After the expiration of such period, the contents of the Notice of Termination shall become final and not subject to dispute.

         14. FURTHER OBLIGATIONS OF THE EXECUTIVE. The Executive agrees that, in the event of any Covered Termination where the Executive is entitled to and receives Accrued Benefits and the Termination Payment, the Executive shall not, for a period of one year after the Termination Date, without the prior written approval of the Company's Board of Directors, participate in the management of, be employed by or own any business enterprise at a location within the United States that engages in substantial competition with the Company or its subsidiaries, where such enterprise's revenues from any competitive activities amount to 40% or more of such enterprise's net revenues and sales for its most recently completed fiscal year. However, nothing in this Section 14 shall prohibit the Executive from owning stock or other securities of a competitor amounting to less than five percent of the outstanding capital stock of such competitor. The Executive also shall perform his obligations under the "Secrecy Agreement" and the "Invention Assignment and Confidentiality Agreement" entered into by the Company and the Executive.

         15. EXPENSES AND INTEREST. If, after a Change in Control of the Company, (i) a dispute arises with respect to the enforcement of the Executive's rights under this Agreement or (ii) any legal or arbitration proceeding shall be brought to enforce or interpret any provision contained in this Agreement or to recover damages for breach, in either case so long as the Executive is not acting in bad faith, the Executive shall recover from the Company any reasonable attorneys' fees and necessary costs and disbursements incurred as a result of such dispute, legal or arbitration proceeding ("Expenses"), and prejudgment interest on any money judgment or arbitration award obtained by the Executive calculated at the rate of interest announced by Bank of America, St. Louis, Missouri from time to time as its prime or base lending rate from the date that payments to him should have been made under this Agreement. Within ten days after the Executive's written request, the Company shall pay to the Executive, or such other person or entity as the Executive may designate in writing to the Company, the Executive's reasonable Expenses in advance of the final disposition or conclusion of any such dispute, legal or arbitration proceeding.

         16. PAYMENT OBLIGATIONS ABSOLUTE. The Company's obligation during and after the Employment Period to pay the Executive the amounts and to make the benefit and other arrangements provided in this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which the Company may have against him or anyone else. Except as provided in Section 15 of this Agreement, all amounts payable by the Company hereunder shall be paid without notice or demand. Each payment made under this Agreement by the Company shall be final, and the Company will not seek to recover any part of such payment from the Executive, or from whoever may be entitled to such payment, for any reason.

         17. SUCCESSORS.

                  17.1 If the Company sells, assigns or transfers all or substantially all of its business and assets to any Person or if the Company merges into or consolidates or otherwise combines (where the Company does not survive such combination) with any Person (any such event, a "Sale of Business"), then the Company shall assign all of its right, title and interest in this Agreement as of the date of such event to such Person, and the Company shall cause such Person, by written agreement in form and substance reasonably satisfactory to the Executive, to expressly assume and agree to perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Agreement upon the Company. Failure of the Company to obtain such agreement prior to the effective date of such Sale of Business shall be a breach of this Agreement constituting "Good Reason" for termination hereunder, except that for purposes of implementing the foregoing the date upon which such Sale of Business becomes effective shall be deemed the Termination Date. In case of such assignment by the Company and of assumption and agreement by such Person, as used in this Agreement, "Company" shall subsequently mean such Person which executes and delivers the agreement provided for in this Section 17 or that otherwise becomes bound by all the terms and provisions of this Agreement by operation of law, and this Agreement shall inure to the benefit of, and be enforceable by, such Person. The Executive shall, in his discretion, be entitled to proceed against any of such Persons, any Person which theretofore was such a successor to the Company and the Company (as so defined) in any action to enforce any rights of the Executive under this Agreement. Except as provided in this Subsection, this Agreement shall not be assignable by the Company. This Agreement shall not be terminated by the voluntary or involuntary dissolution of the Company.

                  17.2 This Agreement and all rights of the Executive shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, heirs and beneficiaries. All amounts payable to the Executive under Sections 7, 8, 9, 10, 11, 12 and 15 if the Executive had lived shall be paid, in the event of the Executive's death, to the Executive's estate, heirs and representatives. However, the foregoing shall not be construed to modify any terms of any benefit plan of the Company, as such terms are in effect on the date of the Change in Control of the Company, that expressly govern benefits under such plan in the event of the Executive's death.

         18. SEVERABILITY. The provisions of this Agreement shall be regarded as divisible, and if any provision or any part is declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remainder of such provisions or parts and the applicability thereof shall not be so affected.

         19. AMENDMENT. This Agreement may not be amended or modified at any time except by written instrument executed by the Company and the Executive.

         20. WITHHOLDING. The Company shall be entitled to withhold from amounts to be paid to the Executive under this Agreement any federal, state or local withholding or other taxes or charges which it is from time to time required to withhold. However, the amount so withheld shall not exceed the minimum amount required to be withheld by law. The Company shall be entitled to rely on an opinion of nationally recognized tax counsel if any question as to the amount or requirement of any such withholding shall arise.

         21. CERTAIN RULES OF CONSTRUCTION. No Party shall be considered as being responsible for the drafting of this Agreement for the purpose of applying any rule construing ambiguities against the drafter or otherwise. No draft of this Agreement shall be taken into account in construing this Agreement. Any provision of this Agreement which requires an agreement in writing shall be deemed to require that the writing in question be signed by the Executive and an authorized representative of the Company. This Agreement supersedes the Change of Control Employment Agreement previously entered into by the Parties.

         22. GOVERNING LAW; RESOLUTION OF DISPUTES. This Agreement and the rights and obligations under it shall be governed by and construed in accordance with the laws of the State of Delaware. Any dispute arising out of this Agreement shall, at the Executive's election, be determined by arbitration under the rules of the American Arbitration Association then in effect (in which case both parties shall be bound by the arbitration award) or by litigation. Whether the dispute is to be settled by arbitration or litigation, the venue for the arbitration or litigation shall be St. Louis, Missouri or, at the Executive's election, if the Executive is no longer residing or working in the St. Louis, Missouri metropolitan area, in the judicial district encompassing the city in which the Executive resides. However, if the Executive is not then residing in the United States, the election of the Executive with respect to such venue shall be either St. Louis, Missouri or in the judicial district encompassing that city of the United States among the thirty cities having the largest population (as determined by the most recent United States Census data available at the Termination Date) that is closest to the Executive's residence. The Parties consent to personal jurisdiction in each trial court in the selected venue having subject matter jurisdiction regardless of their residence or situs, and each party irrevocably consents to service of process in the manner provided in Section 23.

         23. NOTICE. Notices given pursuant to this Agreement shall be in writing and, except as otherwise provided by Section 13.4, shall be deemed given when actually received by the Executive or actually received by the Company's Secretary or any officer of the Company other than the Executive. If mailed, such notices shall be mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid, if to the Company, to Belden Inc., Attention: Secretary (or President, if the Executive is the Secretary), 7701 Forsyth Blvd., Suite 800, St. Louis, Missouri 63105, or if to the Executive, at the address set forth below the Executive's signature to this Agreement, or to such other address as the Party to be notified shall have given to the other Party in writing.

         24. NO WAIVER. No waiver by either Party at any time of any breach by the other Party of, or compliance with, any condition or provision of this Agreement to be performed by the other Party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

         25. HEADINGS. The headings are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.




                                   End of Page

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first written above.

                                          BELDEN INC.




                                          By: /s/C. Baker Cunningham
                                              ----------------------------------

                                          Attest:
                                                  ------------------------------



                                          EXECUTIVE



                                          /s/ Robert W. Matz
                                          ----------------------------------
                                          Robert W. Matz
                                          5963 Lynwood Court
                                          Whitehouse, Ohio 43571